                                                                    Exhibit 10.1


                   RESOLUTION OF THE DIRECTORS AND SHAREHOLDERS
                                       OF
                       CAPITAL ENVIRONMENTAL RESOURCE INC.

      WHEREAS the directors adopted a stock option plan, by resolution dated the 30th day of July, 1997 (the "Plan");

      AND WHEREAS the shareholders consented to the Plan;

      AND WHEREAS pursuant to the Plan, an aggregate total of 177,778 common shares, being 10% of the then issued and outstanding common shares of the Corporation (treating the 8,000 convertible preference shares of the Corporation as if converted to common shares) were made available for grant under the Plan;

      AND WHEREAS the number of issued shares in the Corporation has increased since the Plan was authorized and it was the intention of the directors and shareholders that the number of shares available for grant under the Plan should increase as the number of issued shares of the Corporation increases, provided that the maximum number of common shares available for grant under the Plan not exceed 10% of the issued common shares from time to time (treating both the convertible preference shares and the convertible Class "B" Special Shares of the Corporation as if converted to common shares);

NOW THEREFORE BE IT RESOLVED THAT:

1. With effect as at and from May 1, 1998, paragraph 3 of the Plan is deleted and replaced with the following:

            "The total number of authorized but unissued shares allocated to and made available to be granted to Participants under the Plan shall not exceed ten percent (10%) of the issued common shares of the Corporation (treating the 8,000 convertible Preference Shares and the 400,000 Class "B" Special Shares as having been converted to common shares as provided in the Articles of the Corporation, as amended from time to time). For purposes of the immediately preceding sentence "issued common shares of the Corporation" shall mean those common shares issued at the time of each grant under the Plan. The aggregate number of common shares which may be issued under the Plan to any one Participant under the Plan shall not exceed fifty percent (50%) of the said aggregate number of common shares allocated to and made available under the Plan."

2. Pursuant to the Plan, as amended, the following grants of options to purchase that number of common shares of the Corporation set opposite the names of the Participants listed below, at the option price(s) set opposite such persons name be and are hereby confirmed, with effect from the dates noted below:

                                         Option Exercise Price
Participant           No. of Shares         (per share)         Effective Date

Tony P. Busseri           10,000               $20.00            May 1, 1998
Allard Loopstra           10,000               $20.00            May 1, 1998
Paul Marshall             10,000               $20.00            May 17, 1998
Kenneth Sweeney           10,000               $25.00            July 1, 1998
William Eeuwes            40,000               $25.00            August 1, 1998
E. Joy Grahek             30,000               $25.00            August 17, 1998
Tony Busseri              15,000               $25.00            August 31, 1998

3. The directors hereby determine that each of the above-named individuals, as senior officers of the Corporation, responsible for the management and growth of the Corporation, is qualified to participate in the Plan.

4. Each of the options hereby confirmed as granted has or will become effective upon execution by the Corporation and the Participant of an option agreement in the form attached to the Plan.

5. The number of common shares of the Corporation for which the options have been granted are hereby confirmed as allotted to the optionees. Subject to the right of the optionees to exercise such options in whole or in part, upon receipt from the optionees of the form and amount of consideration payable upon exercise as specified herein, the common shares for which the options are duly exercised be issued as fully paid and non-assessable common shares in the capital of the Corporation and the stated capital account of the Corporation for the common shares be adjusted accordingly.

6. The maximum number of shares for which options have been granted as herein provided be and are hereby reserved for issuance on the exercise of such options, provided that when and if an option terminates or becomes void or is not earned in accordance with the Plan, the common shares so reserved for such option shall no longer be so reserved and shall become available for further or other grants of options pursuant to the Plan.

7. The proper officers of the Corporation or the transfer agent of the Corporation be and is hereby authorized to countersign and deliver to the person exercising an option, share certificates representing the appropriate number of common shares being purchased on exercise, and to register as shareholders of the Corporation the persons directed in accordance with the particulars contained in each exercise form, all without charge to such person.

8. Any officer of the Corporation be and is hereby authorized and directed to do and perform all acts and things, including the execution of documents necessary or desirable to give effect to the foregoing and all acts and things performed by such officers of the Corporation in respect of the foregoing options to the date hereof be and the same are hereby ratified and confirmed.

9. This resolution may be executed in counterparts or by facsimile transmission.

Each of the foregoing resolutions is hereby consented to by all of the directors of the Corporation as evidenced by their signatures pursuant to the Business Corporations Act, R.S.O. 1990, c. B 16, this 13th day of October 1998.


/s/ Tony P. Busseri                     /s/ Allard Loopstra
-----------------------------------     ----------------------------------------
    Tony P. Busseri                         Allard Loopstra


/s/ Lynn Bishop                         /s/ Kenneth Leung
-----------------------------------     ----------------------------------------
    Lynn Bishop                             Kenneth Leung

Each of the foregoing resolutions is hereby consented to by the holders of all of the Convertible Preference Shares of the Corporation, as evidenced by
their signatures this   day of October, 1998.

ENVIRONMENTAL OPPORTUNITIES             ENVIRONMENTAL OPPORTUNITIES
FUND, L.P.                              FUND (CAYMAN), L.P.

Per: /s/ Bruce R. McMaken               Per: /s/ Bruce R. McMaken
    -------------------------------         ------------------------------------
    Bruce R. McMaken, Manager of GP          Bruce R. McMaken, Manager of GP


ENVIRONMENTAL OPPORTUNITIES
MANAGEMENT COMPANY, LLC

Per: /s/ Bruce R. McMaken
    -------------------------------
    Bruce McMaken, Manager
    For:
    George L. Ball
    CERI Investors L.P.
    Morton A. Cohn
    Samuel A. Jones
    R. Larry Kinney
    Bruce McMaken
    Donald J. Moorehead, Jr.
    Ben T. Morris
    John I. Mundy
    John M. O'Quinn
    Humbert B. Powell, III
    Leonard Rauch
    Rex C. Ross and Adrian T. Ross
    Nolan Ryan
    Brad D. Sanders
    Bret D. Sanders
    Don A. Sanders
    Christine M. Sanders
    Katherine U. Sanders
    Laura K. Sanders
    Susan Sanders Kellar
    Stephen D. Scott

                  RESOLUTIONS OF THE DIRECTORS AND SHAREHOLDERS
                                       OF
                       CAPITAL ENVIRONMENTAL RESOURCE INC.

WHEREAS it is determined to be in the best interests of the Corporation to institute a Stock Option Plan (the "Plan") for the purpose of enabling certain key employees, officers, directors of the Corporation and its wholly and partially owned subsidiaries to participate in the growth of the Corporation and thereby provide effective incentives for such individuals:

RESOLVED THAT:

1. For the purposes of enabling key employees, officers and directors of the Corporation and its wholly or partially owned subsidiaries (collectively, the "Participants") to participate in the growth of the Corporation and to provide effective incentives to such Participants, an aggregate of one hundred and seventy-seven thousand, seven hundred and seventy-eight (177,778) common shares, being ten percent (10%) of the issued and outstanding common shares of the Corporation (treating the eight thousand (8,000) convertible preference shares of the Corporation as having been converted to common shares), be hereby, subject to the approval of all applicable regulatory authorities, allocated to and made available for the Plan and the Participants therein and be allotted and issued pursuant to the Plan and options granted thereunder from time to time by the Board of Directors at such times and at such prices as the Board shall by resolution determine, all in accordance with the terms of the Plan and the rules, regulations and policies of any stock exchange or exchanges upon which the Corporation's securities are from time to time listed or any other applicable regulatory authority;

2. The Corporation institute the Plan (a copy of which is attached hereto as Schedule "A") and the Board of Directors be authorized from time to time to make such rules and regulations and interpretations with respect thereto as it shall deem advisable. The Board of Directors also shall be authorized to make such amendments to the Plan as from time to time it deems necessary or advisable having regard to any restrictions contained in the Articles of the Corporation from time to time and, subject to any such amendments not becoming effective until notice of such amendments has been accepted by any stock exchange or exchanges upon which the Corporation's securities are from time to time listed for trading and by all other applicable regulatory authorities;

3. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, may determine from time to time those Participants to whom options under the Plan shall be granted and the number of such shares to be optioned to said Participants under the Plan. Directors, as directors, and other who are not otherwise bona fide full-time employees of the Corporation or its subsidiaries shall not be eligible to become Participants in the Plan unless notice of the participation in the Plan of such persons has been accepted by any stock exchange or exchanges upon which the

Corporation's securities are from time to time listed for trading and by all other applicable regulatory authorities;

4. The price at which options under the Plan can be granted to Participants shall not be less than that from time to time permitted by the Articles of the Corporation and any applicable rules, regulations and policies of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed or otherwise traded on the day preceding the date on which the Board of Directors grants an option or designates an individual as a Participant in the Plan;

5. Any one officer of the Corporation, be hereby authorized and directed to do and perform all acts and things, including the execution of documents necessary or desirable to give effect to these resolutions, and the grant of options and the issuance of shares under the Plan as herein provided for;

6. Nothing herein contained shall restrict or limit, or be deemed to restrict or limit, the rights or powers of the Board of Directors in connection with the grant of any option on or the allotment or issuance of shares in the capital stock of the Corporation which are not allotted and issued pursuant to the provisions of the Plan; and

7. All decisions and interpretations of the Board of Directors respecting the Plan and all rules and regulations made by it from time to time pursuant thereto shall be binding and conclusive on the Corporation and on all Participants in the Plan and their respective legal representatives and on all individuals eligible under any provision of the Plan to participate therein.

            The foregoing resolutions are hereby approved by all the directors and shareholders of the corporation as evidence by their signatures pursuant to the provisions of the Business Corporations Act, R.S.O. 1990, c. B.16, as at the 30th day of July, 1997.

                                         DIRECTORS:


                                         /s/ Tony Busseri
                                         --------------------
                                         Tony Busseri


                                         /s/ Allen E. Fracassi
                                         --------------------
                                         Allen E. Fracassi


                                         /s/ Kenneth Leung
                                         --------------------
                                         Kenneth Leung


                                                                          .....2

                                  SCHEDULE "A"

                       CAPITAL ENVIRONMENTAL RESOURCE INC.

                           EMPLOYEE STOCK OPTION PLAN

1. A Stock Option Plan (herein called the "Plan") for Capital Environmental Resource Inc. (the "Corporation") is hereby established with the intent of advancing the interests of the Corporation by encouraging and enabling the acquisition of an equity interest in the Corporation by the participants.

2. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall from time to time by resolution designate those key employees, directors and officers providing ongoing services to the Corporation, if any, who, in the opinion of the Board of Directors, are largely responsible for the management and growth of the Corporation and who, as an additional inducement to promote the best interests of the Corporation, are entitled to participate in the Plan (herein referred to as the "Participant(s)") and shall determine the extent and terms of such participation by said Participants. Directors, as directors, and others who are not otherwise bona fide full-time employees of the Corporation shall not be eligible to become Participants in the Plan unless notice of the participation in the Plan of such person has been accepted by or approved by any stock exchange or exchanges upon which any of the Corporation's securities are from time to time listed for trading and by any other applicable regulatory authority. The judgment of the said Board of Directors or committee thereof in designating Participants and the extent of their participation shall be final and conclusive; provided, however, that each designated Participant shall have the right not to participate in the Plan and any decision not to participate therein shall not affect the Participant's employment by or engagement with the Corporation.

3. The total number of authorized but unissued shares allocated to and made available to be granted to Participants under the Plan shall not exceed that number excepted from the anti-dilution provisions in the Articles of the Corporation, being one hundred and seventy-seven thousand, seven hundred and seventy-eight (177,778), or ten percent (10%) (disregarding fractions) of the issued common shares of the Corporation (treating the eight thousand (8,000) convertible Preference Shares as having been converted to common shares). The aggregate number of common shares which may be issued under the Plan to any one particular Participant under the Plan shall not exceed fifty percent (50%) of the said aggregate number of common shares allocated to and made available for the Plan.

4. Except as provided in paragraph 10 hereof or by the laws of descent and distribution, the rights of any Participant under the Plan are personal to the said Participant and are not assignable.

5. No resident of the United States of America or any territory or possession thereof may be a Participant in the Plan unless such participation can be accomplished pursuant to or in accordance with and without violating any securities or other legislation of the United States of America or of any state, territory or possession thereof.

6. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall have the unfettered right to interpret the provisions of this Plan and to make such regulations and formulate such administrative provisions for carrying this Plan into effect and to make such changes therein and in the regulations and administrative provisions therein as, from time to time, the said Board or committee thereof deem appropriate in the best interests of the Corporation provided however, that no such change, regulation or provision may increase the number of shares that may be optioned hereunder or change the manner of determining the exercise price, or impair or change the rights and options theretofore granted under the Plan without the prior written consent of the Participant or Participants affected. The Board of Directors shall also have the unfettered right from time to time and at any time to rescind or terminate the Plan as it shall deem advisable; provided, however, that no such rescission or termination shall impair or change the rights and options theretofore granted under the Plan without the prior written consent of the Participant or Participants affected.

7. The Corporation shall pay all costs of administering the Plan.

8. The exercise price of the shares purchased pursuant to stock options granted hereunder shall not be less than that from time to time permitted by the Articles of the Corporation and any applicable rules, regulations and policies of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed or otherwise traded on the day preceding the date on which the Board of Directors grants an option or designates an individual as a Participant in the Plan.

9. Each Participant shall execute a Stock Option Agreement in substantially the form annexed hereto as Schedule "A" prior to the grant of any stock option to a Participant becoming effective.

10. (a) Each option granted hereunder shall be for a term not exceeding five (5) years and, unless the Board of Directors determines otherwise, shall be exercisable only after the second anniversary date of its grant, and all or any part of the Shares as to which the option shall have become exercisable may be purchased at any time or from time to time thereafter, until expiration or termination of the option.

      (b) Notwithstanding the foregoing, upon a Change of Control event, options shall become immediately exercisable in respect of any and all shares covered thereby in respect of which the Participant has not exercised such Participant's right to acquire under the option. For the purposes hereof, "Change of Control event" means either of the following:

      (i) an offer made generally to the holders of the Corporation's voting securities in one or more jurisdictions to purchase directly or indirectly voting securities of the Corporation where the voting securities which are the subject of the offer to purchase, together with the offeror's then presently owned securities, will in the aggregate exceed fifty percent (50%) of the outstanding voting securities of the Corporation and where two (2) or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the securities to be acquired, then the securities owned by each of them shall be included in the calculation of the percentage of the outstanding voting securities of the Corporation owned by each of them; or

      (ii) the day prior to the completion of an initial public offering of the Corporation's securities on a recognized stock exchange.

11. (a) In the event of the physical or mental disability, retirement with the consent of the Corporation or death of the optionee on or prior to the expiry date while engaged as a key employee or director or officer of the Corporation, any option granted hereunder may be exercised up to the full amount of the optioned shares by the legal personal representative(s) of the Participant at any time up to and including eighteen (18) months following the physical or mental disability, retirement or death of the Participant after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever.

      (b) For greater certainty, any Participant who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.

12. In the event the Participant's employment by or engagement with (as a director or otherwise) the Corporation is terminated by the Corporation or the Participant for any reason other than the Participant's physical or mental disability, retirement with the consent of the Corporation or death before exercise of any options granted hereunder, the Participant shall have ninety
(90) days from the date of such termination to exercise only that portion of the option such Participant is otherwise entitled to exercise at that time and thereafter such Participant's option shall expire and all rights to purchase shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Participant continues to be employed by the Corporation or any of its subsidiaries or continues to be a director or officer of one of the foregoing.

13. Subject to the provisions of the Plan, the options granted hereunder may be exercised from time to time by delivery to the Corporation at its head office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the shares then being purchased by way of cash or certified cheque in favour of the Corporation. Such notice shall contain the Participant's undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation are from time to time listed and any applicable regulatory authority or authorities.

14. Subject to any required action by its shareholders, if the Corporation shall be a party to any reorganization, merger, dissolution or sale or lease of a11 or substantially all its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of shares of capital stock of the Corporation subject to the option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets, provided, however, that the Corporation may satisfy any obligations to a Participant hereunder by paying to the said Participant in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the Participant would be entitled upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this paragraph or the determinations as to the fair market value of any securities shall be made by the Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

15. In the event of any subdivision or subdivisions of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, such additional number of shares as result from such subdivision or subdivisions of the shares for which the option is being exercised without the Participant exercising the option making any additional payment or giving any other consideration therefor.

16. In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a lesser number of common shares, the Participant shall accept, at the time of the exercise thereof in lieu of the number of shares in respect of which the option is then being exercised, the lesser number of shares as result from such consolidation or consolidations of the shares for which the option is being exercised.

17. In the event of any change of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Participant exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

18. If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

19. The Corporation shall not be obligated to issue fractional shares in satisfaction of any of its obligations hereunder.

20. If at any time the Corporation grants to the holders of its capital stock rights to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of shares or other securities subject to the option in consequence thereof and the said stock option of the Participant shall remain unaffected.

21. Any stock option granted under the Plan may include a stock appreciation right, either at the time of grant or by amendment adding it to an existing stock option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of any stock exchange or exchange upon which any securities of the Corporation may from time to time be listed. The provisions of the Plan respecting the exercise of stock options and the adjustments to options arising from certain corporate actions shall apply mutatis mutandis to all stock appreciation rights granted hereunder.

22. Stock appreciation rights granted hereunder are exercisable to the extent, and only to the extent, the option to which it is included in exercisable. To the extent a stock appreciation right included in or attached to an option granted hereunder is exercised, the option to which it is included or attached shall be deemed to have been exercised to a similar extent.

23. A stock appreciation right granted hereunder shall entitle the Participant to elect to surrender to the Corporation unexercised the option in which it is included, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered. The value of a share shall be determined for these purposes by the weighted average sale price per share on the stock exchange or other publicly quoted market system having the greatest volume of trading of the shares of the Corporation subject to the option for the ten (10) trading days preceding the date the notice provided for in paragraph 24 hereof is received by the Corporation.

24. Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivering to the Corporation at its head office a written notice of exercise, which notice shall specify the number of stock appreciation rights to be exercised and options to be forfeited and the number of shares the Participant elects to receive thereby. Such notice shall contain the Participant's undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation are listed for trading and any other applicable regulatory authority.

                                  SCHEDULE "A"

                             STOCK OPTION AGREEMENT

THIS AGREEMENT made the           day of               ,     .

BETWEEN:

            CAPITAL ENVIRONMENTAL RESOURCE INC., a corporation incorporated under the laws of Ontario

            (the "Corporation")

and

            (the "Optionee")

            The parties agree as follows:

1. Pursuant to the Stock Option Plan of the Corporation established by the directors of the Corporation on July 30, 1997, and approved by the shareholders of the Corporation as at the same date, the Corporation hereby grants to the Optionee the irrevocable option to purchase up to ( ) common shares (the "Shares") in the capital stock of the Corporation, as presently constituted, for cash, at a price of Dollars ($ ) per Share, upon the following terms and conditions:

      (a)   The option shall be nonexercisable until          , 19  . On
                   ,       , the option shall become exercisable, and all or any
            part of the Shares as to which the option shall have become exercisable may be purchased at any time, or from time to time, thereafter, until expiration or termination of the option. After becoming exercisable the option may only be exercised by the Optionee, or by the person or persons entitled to exercise the same pursuant to the provisions of subparagraph (d) below, on or prior
            to      ,       , by the delivery to the Corporation at its head
            office of written notice of election to exercise the same, specifying the number of Shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the Shares then purchased by way of cash or certified cheque in favour of the Corporation. Such notice shall constitute the Optionee's acknowledgement of and undertaking to comply to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authority or authorities. Such requirements may include the replacement of legends on share certificates restricting transfer of such Shares, the making of representations by the Optionee that the Optionee is acquiring such Shares for investment and not with a view to distribution, the filing of any required information or statements with the aforesaid authorities and the making of arrangements with the Optionee's employer to withhold income taxes which may become payable under the Optionee's exercise of an option under this Agreement. Concurrently with its receipt of any such notice and payment, the Corporation shall deliver, or cause to be delivered, to the Optionee a certificate representing the Shares purchased by the Optionee. The Corporation may at its election require that this Agreement be presented for appropriate endorsement upon any such exercise.

            Notwithstanding the foregoing, upon a Change of Control event, options shall become immediately exercisable in respect of any and all Shares covered thereby in respect of which the Optionee has not exercised such Optionee's right to acquire under the option. For the purposes of this subparagraph "Change of Control event" means:

            (i) an offer made generally to the holders of the Corporation's voting securities in one or more jurisdictions to purchase directly or indirectly voting securities of the Corporation where the voting securities which are the subject of the offer to purchase together with the offeror's then presently owned securities will in the aggregate exceed fifty percent (50%) of the outstanding voting securities of the Corporation and where two (2) or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the securities to be acquired, then the securities owned by each of them shall be included in the calculation of the percentage of the outstanding voting securities of the Corporation owned by each of them; or

            (ii) the day prior to the completion of an initial public offering of the Corporation's securities on a recognized stock exchange.

      (b) The option shall be non-assignable and non-transferable by the Optionee otherwise than by will or the laws of descent and distribution or as contemplated in subparagraph (d) hereof.

      (c) The option shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. Eastern Standard
            time on         ,        , and the option hereby granted shall
            expire and all rights hereunder shall cease at such time or upon the happening of certain events as hereinafter provided.

      (d) In the event of the physical or mental disability, retirement with the consent of the Corporation or death of the Optionee on or prior to the expiry date while engaged as an employee, or director or officer of the Corporation, the option granted may be exercised, up to the full amount of the optioned Shares by the Optionee or the legal personal representative(s) of the Optionee, as the case may be, at any time up to and including eighteen (18) months following the physical or mental disability, retirement or death of the Optionee after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever.

            For greater certainty, any Optionee who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.

      (e) In the event the Optionee's employment by or engagement with the Corporation is terminated by the Corporation or the Optionee for any reason other than the Optionee's physical or mental disability, retirement or death before exercise of the option contained herein, the Optionee shall have ninety (90) days from the date of such termination to exercise only that portion of the option such Optionee is otherwise entitled to exercise at that point of time and thereafter this option shall expire and all rights to purchase Shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Optionee continues to be employed by the Corporation or one of its subsidiaries or continues to be a director or an officer of one of the foregoing.

      (f) If the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of Shares of the Corporation subject to the option would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets provided, however, that the Corporation may satisfy any obligations to the Optionee hereunder by paying to the Optionee in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the Optionee would be entitled, upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this subparagraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors of the Corporation, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

      (g) In the event of any subdivision or subdivisions of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of Shares in respect of which the option is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee exercising the option being obligated to make any additional payment or giving any other consideration therefor.

      (h) In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a lesser number of common shares, the Optionee shall accept, at the time of the exercise thereof in lieu of the number of Shares in respect of which the option is then being exercised, the lesser number of Shares as result from such consolidation or consolidations.

      (i) In the event of any change of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted, the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Optionee exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

      (j) If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

      (k) The Corporation shall not be obligated to issue fractional Shares in satisfaction of its obligations hereunder.

      (l) If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to the option in consequence thereof and the said option of the Optionee shall remain unaffected.

2. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or its subsidiaries and nothing herein contained shall interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of the Optionee at any time.

3. The Corporation hereby represents to and agrees with the Optionee that if for any reason, other than the failure or default of the Optionee, the Corporation is unable to issue and deliver the Shares as contemplated herein to the Optionee upon the exercise by the Optionee of the option to purchase any of the Shares covered by this option, the Corporation will pay, in complete satisfaction of its obligations hereunder, to the Optionee, in cash, an amount equal to the difference between the option exercise price and the fair market value of such Shares on the date that the Optionee gave notice of such exercise in accordance with paragraph 1(a) hereof. For the purposes of this Agreement, if the Shares subject to this option are traded on a stock exchange or exchanges, the fair market value shall be the closing sale price on the exchange having the greatest volume of trading on the last trading day immediately prior to the date such notice is given.

4. The Optionee hereby acknowledges receipt from the Corporation of a copy of the Stock Option Plan. The Optionee acknowledges that upon any conflict between the terms of said Plan and this option agreement the terms of this Agreement shall prevail.

          DATED this               day of                  , 1997.

                                        CAPITAL ENVIRONMENTAL RESOURCE INC.

                                        By:
                                           -------------------------------------
                                           Tony Busseri, President and Secretary

                                        By:
                                           -------------------------------------
                                           Kenneth Leung, Director
WITNESS:                                )
                                        )
                                        )
--------------------------------------- ) --------------------------------------
                                        ) Optionee
                                        )

                                  SCHEDULE "B"

                              OPTION EXERCISE FORM

            The undersigned Optionee (or the Optionee's legal representative(s) permitted under the Plan) hereby irrevocably elects to exercise this option for the number and class of Shares (or other property or securities subject thereto) as set forth below:

      (a)   Number of Shares to be Acquired:                      ____________

      (b)   Class of Shares:                                      ____________

      (c)   Option Exercise Price per Share:                      $___________

      (d)   Aggregate Purchase Price [(a) times (c)]:             $___________

and hereby tenders a certified cheque or bank draft for such aggregate purchase price, directing such Shares to be registered and a certificate therefor to be issued as directed below.

            DATED this       day of           , 19   .

WITNESS TO EXECUTION                    )
                                        )
                                        ) --------------------------------------
                                        ) [Name of Optionee]
                                        )
------------------------------          )
                                        ) --------------------------------------
                                        ) [Signature of Optionee]
                                        )

Direction as to Registration:


------------------------------
[Name of Registered Holder]


------------------------------
[Address of Registered Holder]